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                                                                    EXHIBIT 10.2


                                 Ten Canal Park
                         Cambridge, Massachusetts 02141
                                (the "Building")

                                FIRST AMENDMENT
                                ---------------
                                  May 5, 1997

   ------------
   |
   |       LANDLORD:      Beacon Properties, L.P., successor-in-interest to
   |                      Teachers Insurance and Annuity Association of
   |                      America
   |
   |       TENANT:        Aspen Technology, Inc.
   |
   |       EXISTING
   |       PREMISES:      The second (2nd) through sixth (6th) floors of
   |                      the Building, containing 101,909 rentable square
   |                      feet, as shown on Exhibits A and A-1 to the Lease
   |
   |       LEASE
   |       EXECUTION
           DATE:          January 30, 1992
ORIGINAL
LEASE      TERMINATION
DATA       DATE:          September 30, 2002

   |       PREVIOUS
   |       LEASE
   |       AMENDMENTS:    None
   |
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           FIRST
           AMENDMENT
           ADDITIONAL
           PREMISES:      Two (2) areas on the first (1st) floor of the
                          Building, consisting of 3,264 rentable square feet and 5,670 rentable square feet, substantially as shown on Exhibit A, First Amendment, a copy of which is attached hereto and made a part hereof.

     WHEREAS, Tenant desires to lease additional premises in the Building, to wit, the First Amendment Additional Premises; and

     WHEREAS, Landlord is willing to lease the First Amendment Additional Premises to Tenant on the terms and conditions hereinafter set forth.


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     NOW THEREFORE, the above-described lease (the "Lease") is hereby amended as follows (capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease):

     1.  DEMISE OF FIRST AMENDMENT ADDITIONAL PREMISES

     Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the First Amendment Additional Premises for a term commencing as of the date (the "Commencement Date in respect of the First Amendment Additional Premises") which is the earlier of (i) the substantial completion date of the First Amendment Additional Premises Work (as hereinafter defined), (ii) the date on which Tenant first occupies all or any part of the First Amendment Additional Premises for business operations, or (iii) September 1, 1997, and terminating as of September 30, 2002, subject to the provisions of Paragraph 4 below. Said demise of the First Amendment Additional Premises shall otherwise be upon all of the same terms and conditions of the Lease (including, without limitation, Tenant's obligation to pay Escalation Charges in respect of the First Amendment Additional Premises on account of Taxes, Operating Expenses and Utility Expenses, and Tenant's obligation to contract and pay for electricity in respect of the First Amendment Additional Premises pursuant to
Section 7.5 of the Lease), except as follows:

         A. The Premises Rentable Area in respect of the First Amendment Additional Premises shall be 8,934 rentable square feet.

         B. The Basic Rent payable in respect of the First Amendment Additional Premises shall be One Hundred Fifty-One Thousand Eight Hundred Seventy-Eight and 00/100 ($151,878.00) Dollars (i.e., a monthly payment of $12,656.50).

         C. Without limiting Tenant's use of the First Amendment Additional Premises for the Permitted Uses (i.e., general office specifically excluding offices of governmental agencies or authorities), in order to comply with the condition imposed by the City of Cambridge (the "City") in its approval of the use of the First Amendment Additional Premises as office space (as more particularly described in Paragraph 4A below), Tenant shall cause the physical layout of the First Amendment Additional Premises to be as active and visually engaging as possible and shall not block-off the exterior windows thereof or otherwise seriously diminish the visual access into and out of the First Amendment Additional Premises as would be characteristic of a retail operation.

         D. Tenant shall be entitled to two (2) additional unreserved and undesignated parking spaces in the Building Garage by reason of the demise of the First Amendment Additional Premises. The use of such parking spaces shall be upon the terms and conditions of Section 14.30 of the Lease applicable to the use of the other parking spaces in the Building Garage made available by Landlord to Tenant. Tenant





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shall not be entitled to any additional parking spaces in the First Street
Garage by reason of the demise of the First Amendment Additional Premises.

         E. If Tenant shall timely and properly exercise its right to extend the Term of the Lease pursuant to Paragraph 1 of Rider D to the Lease, the Basic Rent payable in respect of the First Amendment Additional Premises for the applicable Extension Period shall based upon the Fair Market Rental Value (not 90% of the Fair Market Rental Value) of the First Amendment Additional Premises as of the commencement of the applicable Extension Period, but in no event less than the Basic Rent payable in respect of the First Amendment Additional Premises for and with respect to the twelve (12) month period immediately preceding the commencement of such Extension Period.

         F. Item 9 of Paragraph B of Exhibit E to the Lease shall be of no force or effect for so long as the First Amendment Additional Premises are leased to Tenant.

         G. In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control.

Without limiting the foregoing, effective as of the Commencement Date in respect of the First Amendment Additional Premises, the Escalation Factor in respect of the Existing Premises and First Amendment Additional Premises and the Operating Expense Escalation Factor in respect of the Existing Premises and First Amendment Additional Premises shall each be 100%. Once the Commencement Date in respect of the First Amendment Additional Premises is known, the parties shall promptly confirm the same in writing.

     2.  CONDITION OF FIRST AMENDMENT ADDITIONAL PREMISES

     Notwithstanding anything to the contrary contained in the Lease, Tenant shall lease the First Amendment Additional Premises "as-is", in the condition in which the First Amendment Additional Premises are in as of the Commencement Date in respect of the First Amendment Additional Premises, without any obligation on the part of Landlord to prepare or construct the First Amendment Additional Premises for Tenant's occupancy or, except as provided in Paragraph 3 below, to provide any allowance or contribution with respect thereto, and without any warranty or representation on the part of Landlord as to the condition of the First Amendment Additional Premises. Any and all work necessary to prepare the First Amendment Additional Premises for Tenant's occupancy (the "First Amendment Additional Premises Work") shall be performed by Tenant in accordance with and subject to the terms and provisions of Section 4.4(b) (other than the fourth and last sentences thereof) and 5.2 of the Lease, it being acknowledged and agreed that the other provisions of Article IV of the Lease shall not apply to the performance by



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Tenant of the First Amendment Additional Premises Work (except for the definition of "Base Building Systems" on page 10 of the Lease). Without limiting the foregoing, if Landlord shall engage thirty party consultants (e.g., architects or engineers) to review the plans and specifications for the First Amendment Additional Premises Work, Tenant shall reimburse Landlord upon demand for the fees and expenses paid by Landlord to such consultants. Tenant further acknowledges that Landlord shall have the right to supervise the performance of the First Amendment Additional Premises Work and to charge Tenant a construction management fee of One Hundred Dollars ($100.00) per hour for the same, which Tenant agrees to pay to Landlord upon demand.

     3.  LANDLORD'S CONTRIBUTION IN RESPECT OF FIRST
         AMENDMENT ADDITIONAL PREMISES

     A. Landlord shall, in the manner hereinafter set forth, provide to Tenant up to Two Hundred Thirty-Two Thousand Two Hundred Eighty-Four and 00/100 ($232,284.00) Dollars ("Landlord's Contribution") towards the so-called hard and soft costs related to the First Amendment Additional Premises Work, including, but not limited to, all architectural and engineering costs incurred by Tenant and the amounts required to be paid by Tenant to Landlord pursuant to the last two sentences of Paragraph 2 above. In no event, however, shall Landlord's Contribution be used to pay for personal property or equipment installed or used by Tenant in the First Amendment Additional Premises (e.g., computers, furniture, etc.). Provided that Tenant is not in default of its obligations under the Lease (as hereby amended) at the time that Tenant submits to Landlord any requisition (as hereinafter defined) on account of Landlord's Contribution, Landlord shall pay the cost of the work shown on each such requisition within thirty (30) days of Landlord's receipt thereof.

     B. For the purposes hereof, a "requisition" shall mean written documentation (including, without limitation, invoices from Tenant's contractor, written lien waivers and such other documentation as Landlord may reasonably request) showing in reasonable detail the costs of the First Amendment Additional Premises Work. Each requisition shall be accompanied by evidence reasonably satisfactory to Landlord that all work covered by previous requisitions has been fully paid by Tenant. Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant's books and records relating to each requisition in order to verify the amount thereof. Tenant shall submit requisition(s) to Landlord no more often than monthly.

     C.  Notwithstanding anything to the contrary herein contained:

         (i) Landlord shall have no obligation to advance funds on account of Landlord's Contribution unless and until Landlord has received the requisition in question, together with the certifications required by Subparagraph B above, certifying that the work shown on the requisition has been performed in accordance with applicable law and in accordance with Tenant's plans.




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         (ii)  Except with respect to work and/or materials previously paid for by Tenant, as evidenced by paid invoices and written lien waivers provided to Landlord, Landlord shall have the right to have Landlord's Contribution paid to both Tenant and Tenant's contractor(s) and vendor(s) jointly, or directly to Tenant's contractor(s) or vendor(s) if Landlord has reason to believe there are or may be outstanding claims by such contractor(s) or vendor(s).

         (iii) Landlord shall have no obligation to pay Landlord's Contribution in respect of any requisition submitted to Landlord after August 31, 1998.

         (iv) Tenant shall not be entitled to any unused portion of Landlord's Contribution.

     D. Except for Landlord's Contribution, Tenant shall bear all costs of the First Amendment Additional Premises Work. Landlord shall have no liability or responsibility for any claim, injury or damage alleged to have been caused by the particular materials, whether building standard or non-building standard, selected by Tenant in connection with the First Amendment Additional Premises Work.

     E. Notwithstanding the foregoing, if and to the extent that the amounts paid by Landlord on account of Landlord's Contribution exceed One Hundred Eighty-Seven Thousand Six Hundred Fourteen and 00/100 ($187,614.00) Dollars, Tenant shall pay to Landlord, as additional rent, Construction Rent, as hereinafter defined, based upon such excess amount (such excess amount being hereinafter referred to as the "Construction Principal"). For purposes hereof, Construction Rent shall mean and be equal to the amount of equal monthly payments of principal and interest which would be necessary to repay a loan in the amount of the Construction Principal, together with interest thereon at the rate of twelve (12%) percent per annum, on a level direct reduction basis over a term of forty-eight (48) months. Monthly payments of Construction Rent shall be payable at the same time and in the same manner as Basic Rent is payable under the Lease and shall commence on the Commencement Date in respect of the First Amendment Additional Premises, unless the amount of Construction Principal has not been finally determined by the Commencement Date in respect of the First Amendment Additional Premises, in which event (i) Tenant's obligation to pay Construction Rent shall commence on the first day of the first month following the date on which the amount of Construction Principal has been finally determined, and (ii) Tenant shall be obligated to pay to Landlord with Tenant's first payment of Construction Rent the aggregate amount of Construction Rent which would have been payable by Tenant had Tenant's obligation to pay Construction Rent commenced on the Commencement Date in respect of the First Amendment Additional Premises (for example, if the Commencement Date in respect of the First Amendment Additional Premises is July 1, 1997 and the amount of Construction Principal is finally determined on September 15, 1997, Tenant shall be obligated to pay to Landlord, with the first payment of Construction Rent due on October 1, 1997, an amount




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equal to the Construction Rent which would have been due and payable on July 1,
August 1 and September 1, 1997). In any event, Tenant's obligation to make monthly payments of Construction Rent shall continue through and including the day preceding the fourth (4th) anniversary of the Commencement Date in respect of the First Amendment Additional Premises. Construction Rent shall not be abated or reduced for any reason whatsoever (including, without limitation, untenantability of any premises or termination of the Lease). Without limiting the foregoing, the rent abatement provision of Section 12.1 of the Lease shall not apply to Construction Rent. If there is any default (beyond the expiration of any applicable grace periods) in any of Tenant's obligations under the Lease (including, without limitation, its obligation to pay Construction Rent) or if the Term of the Lease is terminated for any reason prior to the day preceding the fourth (4th) anniversary of the Commencement Date in respect of the First Amendment Additional Premises, Tenant shall pay to Landlord, immediately upon demand, the unamortized balance of the Construction Principal. Tenant's obligation to pay the unamortized balance of the Construction Principal shall be in addition to all other rights and remedies which Landlord may have on account or by reason of any default of Tenant under the Lease, and Tenant shall not be entitled to any credit or reduction in such payment based upon amounts which may be collected by Landlord from reletting the premises after the default of Tenant.

     4.  LANDLORD'S TERMINATION RIGHT WITH RESPECT TO THE
         FIRST AMENDMENT ADDITIONAL PREMISES

     A. Reference is made to the fact that the City and the Massachusetts Department of Environmental Protection (the "DEP") have granted a waiver or exception to the Planned Unit Development Special Permit and Chapter 91 License (respectively) for the Building (collectively, the "Licenses") to permit the use of the first Amendment Additional Premises for office use for a period of four
(4) years. Accordingly, if, at any time after the day preceding the fourth (4th) anniversary of the Commencement Date in respect of the First Amendment Additional Premises, the City, the DEP or any other governmental authority or agency commences an action or proceeding or issues a notice, order or finding or takes other action alleging that the use of the First Amendment Additional Premises violates the provisions or conditions of the Licenses (or such waiver or exception), or if Landlord, in its sole discretion, determines that Tenant's occupancy of the First Amendment Additional Premises for office use after the day preceding the fourth (4th) anniversary of the Commencement Date in respect of the First Amendment Additional Premises may cause Landlord or the Building to incur or be subject to fines, penalties, liability or other risk or harm, Landlord shall provide Tenant with notice thereof and shall have the right, upon not less than thirty (30) days written notice to Tenant, to terminate the Term of the Lease in respect of the First Amendment Additional Premises and to render the Lease in respect of the First Amendment Additional Premises void and without further force or effect. Upon the exercise of such right by Landlord, the Term of the Lease in respect of the First Amendment Additional Premises shall be terminated as of the termination date set forth in such notice by Landlord, at which time



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Tenant shall vacate and surrender the First Amendment Additional Premises to
Landlord in the condition required by the Lease, including, without limitation,
Section 14.21 thereof, and Basic Rent and other charges due under the Lease in respect of the First Amendment Additional Premises shall be apportioned as of the effective termination date.

     B. Tenant hereby agrees that it shall not initiate any contact with the City, the DEP or any other governmental authority or agency with respect to either of the Licenses (or such waiver or exception) or the use of the First Amendment Additional Premises; not shall Tenant respond to any notice or other communication issued to Tenant by or from the City, the DEP or such other governmental authority or agency without prior written notice to Landlord and an opportunity for Landlord to consult with Tenant with respect to the nature of such response.

     C. The provisions of this Paragraph 4 shall apply during the Term of the Lease, including any applicable Extension Period.

     5.  RIGHT OF FIRST REFUSAL
         ----------------------

     Given the fact that Tenant is now leasing the first (1st) and sixth (6th) floors of the Building, Paragraph 2 of Exhibit D to the Lease is hereby deleted from the Lease in its entirety and shall be of no further force or effect.

     6.  BROKER
         ------

     Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this First Amendment other than Avalon Partners, Inc. and Beacon Management Company (collectively, the "Broker"). In the event of any brokerage claims (other than by the Broker) against Landlord or its agents predicated upon prior dealings with Tenant, Tenant agrees to defend the same and indemnify Landlord and its agents from and against any such claim and any loss, cost, expense (including, without limitation, reasonable attorneys' fees) or damages with respect thereto or arising therefrom. Landlord shall be responsible for the payment of brokerage commissions or fees due and owing the Broker.

    As hereby amended, the Lease is ratified, confirmed and approved in all respects.


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     WHEREFORE, the parties have hereunto set their hands and seals as of the date first written above.

LANDLORD:                                  TENANT:

BEACON PROPERTIES, L.P.                    ASPEN TECHNOLOGY, INC.

By:  Beacon Properties Corporation,
     General Partner

     By: /s/ Douglas S. Mitchell           By: /s/
        -----------------------------         --------------------------------
        Douglas S. Mitchell,                  (Name)               (Title)
        Senior Vice President                 Hereunto Duly Authorized


Date Signed:      6/16/97                  Date Signed:
            -------------------------                  -----------------------



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